UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 7, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

        New York                       1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation                                             Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York                                               10285
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(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

         Pursuant to a Letter Agreement, dated January 9, 2009, and the Securities Purchase Agreement -- Standard Terms attached thereto (together, the "Securities Purchase Agreement"), American Express Company (the "Company") issued and sold to the United States Department of the Treasury (the "Treasury Department"): (i) 3,388,890 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $1.66 2/3 per share (the "Series A Preferred Stock"), having a liquidation preference per share equal to $1,000 and (ii) a ten-year warrant (the "Warrant") to purchase up to 24,264,129 shares of the Company's common shares at an initial per share exercise price of $20.95 per share, for an aggregate purchase price of $3,388,890,000 (the "Purchase Price").

         The Series A Preferred Stock pays cumulative dividends at a rate of 5% per year for the first five years and thereafter at a rate of 9% per year. The Company may not redeem the Series A Preferred Stock during the first three years except with the proceeds from one or more "Qualified Equity Offerings" (as defined in the Certificate of Amendment of the Certificate of Incorporation of the Company (the "Certificate of Amendment")). After three years, the Company may, at its option, redeem the Series A Preferred Stock. Any redemption will be at the liquidation preference plus accrued and unpaid dividends. The Series A Preferred Stock is generally non-voting.

         Prior to January 9, 2012, unless the Company has redeemed the Series A Preferred Stock or the Treasury Department has transferred the Series A Preferred Stock to a third party, the consent of the Treasury Department will be required for the Company to (1) declare or pay any dividend or make any distribution on its common shares (other than regular quarterly cash dividends of not more than $0.18 per share of common shares) or (2) redeem, purchase or acquire any shares of its common shares or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Securities Purchase Agreement. In addition, under the Certificate of Amendment, the Company's ability to declare or pay dividends or repurchase its common shares or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Series A Preferred Stock.

         The Warrant provides for the adjustment of the exercise price and the number of shares of the Company's common shares issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of the Company's common shares, and upon certain issuances of the Company's common shares at or below a specified price relative to the then current market price of the Company's common shares. If, on or prior to December 31, 2009, the Company receives aggregate gross cash proceeds of not less than the Purchase Price from one or more Qualified Equity Offerings, the number of shares of common shares issuable pursuant to the Treasury Department's exercise of the Warrant will be reduced by one-half of the original number of shares, taking into account all adjustments, underlying the Warrant. Pursuant to the Securities Purchase Agreement, the Treasury Department has agreed not to exercise voting power with respect to any shares of common shares issued upon exercise of the Warrant (the "Warrant Shares").

         Both the Series A Preferred Stock and the Warrant will be accounted for as components of Tier 1 capital.

         The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has granted certain registration and offering facilitation rights to the Treasury Department for the Series A Preferred Stock, the Warrant and the Warrant Shares. Neither the Series A Preferred Stock, the Warrant nor the Warrant Shares will be subject to any contractual restrictions on transfer and the Warrant is immediately exercisable upon its issuance, except that the Treasury Department may not transfer or exercise one-half of the Warrant prior to the earlier of the date on which the Company receives aggregate gross cash proceeds of not less than the Purchase Price from one or more Qualified Equity Offerings and December 31, 2009.

         Pursuant to the Securities Purchase Agreement, the Company agreed to certain restrictions on executive compensation that could limit the tax deductibility of compensation the Company pays to certain executives until such time as the Treasury Department ceases to own any securities acquired pursuant to the Securities Purchase Agreement. The Company also agreed that, for such time period, it will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with
Section 111(b) of the Emergency Economic Stabilization Act of 2008 ("EESA") as implemented by any guidance or regulation thereunder that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant and not adopt any benefit plans with respect to, or that cover, the Company's senior executive officers that do not comply with EESA. The applicable executives have delivered to the Treasury waivers of any claims they may have against the United States and the Company for any changes to their respective compensation and benefit terms resulting from the Company's compliance with the foregoing.

         The Certificate of Amendment, Warrant and Securities Purchase Agreement are attached hereto as Exhibits 3.1, 4.1 and 10.1, respectively, and are incorporated herein by reference. In addition, the descriptions of the Certificate of Amendment, Warrant and Securities Purchase Agreement contained herein are qualified in their entirety by reference to the applicable exhibit to this Report on Form 8-K.


Item 3.02         Unregistered Sales of Equity Securities.

         The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated by reference into this Item 3.02.


Item 3.03         Material Modification to Rights of Security Holders.

         The information concerning restrictions on the Company's ability to declare or pay dividends and to redeem, purchase or acquire its common shares or other equity or capital securities under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         The information concerning executive compensation set forth under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated by reference into this Item 5.02.


Item 5.03         Amendment to Articles of Incorporation or Bylaws; Change in
                  Fiscal Year.

         On January 7, 2009, the Company filed with the Secretary of State of the State of New York a Certificate of Amendment to its Restated Certificate of Incorporation establishing the terms of the Series A Preferred Stock. This Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

   3.1 Certificate of Amendment of the Certificate of Incorporation for the Series A Preferred Stock

   4.1        Warrant to Purchase Common Stock

   10.1 Letter Agreement, dated January 9, 2009, between American Express Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN EXPRESS COMPANY


                                   By: /S/ STEPHEN P. NORMAN
                                       -----------------------------------------
                                       Name:  Stephen P. Norman
                                       Title: Secretary

Date:   January 9, 2009

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                               INDEX TO EXHIBITS


EXHIBIT NO.  DESCRIPTION OF EXHIBIT

  3.1 Certificate of Amendment of the Certificate of Incorporation for the Series A Preferred Stock

  4.1        Warrant to Purchase Common Stock

  10.1 Letter Agreement, dated January 9, 2009, between American Express Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant